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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 23, 2000


                             VA LINUX SYSTEMS, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                    000-28369                77-0399299
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)



                               1382 BORDEAUX DRIVE
                           SUNNYVALE, CALIFORNIA 94089
          -------------------------------------------------------------
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:


                                 (408) 542-8600


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5. OTHER EVENTS.

        On May 23, 2000, VA Linux Systems, Inc., a Delaware corporation ("VA Linux"), reported financial results for its third quarter ended April 28, 2000.

        The press release announcing the financial results is filed as Exhibit
99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits.

            99.1 Text of Press Release dated May 23, 2000.


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VA LINUX SYSTEMS, INC.
                                        a Delaware corporation


Dated: June 16, 2000                    By: /s/ LARRY M. AUGUSTIN
                                           ---------------------------------
                                           Larry M. Augustin
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX




Exhibit Number       Description
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
    99.1             Text of Press Release dated May 23, 2000.